SUPPLEMENT
DATED FEBRUARY 11, 2011
TO
THE DOW® TARGET VARIABLE FUND LLC PROSPECTUS
DATED MAY 1, 2010
The Prospectus of The Dow® Target Variable Fund LLC (the “Fund”) is amended to add the following discussion regarding a proposed liquidation and subsequent substitution of The Dow® Target 10-1Q Portfolio, The Dow® Target 10-2Q Portfolio, The Dow® Target 10-3Q Portfolio, The Dow® Target 10-4Q Portfolio, The Dow® Target 5-1Q Portfolio, The Dow® Target 5-2Q Portfolio, The Dow® Target 5-3Q Portfolio, and The Dow® Target 5-4Q Portfolio (each, a “Portfolio” and, together, the “Portfolios”).
Upon the recommendation of Ohio National Investments, Inc. (“ONII”), the investment adviser to the Fund, and as a result of very low asset levels in each of the Portfolios and ONII’s desire to cease paying and reimbursing expenses of the Fund, the Fund’s Board of Managers has approved a Plan of Liquidation that would result in the liquidation of each of the Portfolios. In contemplation of the potential liquidation of the Portfolios, The Ohio National Life Insurance Company (“ONLI”), the insurance company that holds the interests in the Portfolios to fund variable annuity contracts issued by it, has selected the Money Market Portfolio of the Ohio National Fund, Inc. as the replacement portfolio (the “Replacement Portfolio”). If the liquidations occur, any assets remaining in the Portfolio at the time of liquidation would be placed in the Replacement Portfolio, unless contract owners instruct ONLI to transfer their contract value to another available investment option. The proposed liquidation will not be carried out with respect to a Portfolio unless the owners of the membership interests of that Portfolio as of February 14, 2011, which is the record date, approve the liquidation.
More information about the proposed liquidation and the Replacement Portfolio will be provided to the relevant holders of membership interests in the Portfolios and variable annuity contract owners in proxy solicitation materials that are expected to be mailed in early March 2011. Contract owners will have an opportunity to instruct ONLI how to vote the interests represented by their interests in the variable annuity contacts. If the plan of liquidation is approved by the holders of membership interests in the Portfolios, the liquidation and substitution would be expected to become effective on or about April 8, 2011, or as soon as practicable thereafter (the “Liquidation Date”).
Additionally, as of February 28 2011, the Portfolios will be closed to new investors.
Contract owners may transfer values allocated to any Portfolio to another available investment option prior to the Liquidation Date. With respect to any Portfolio, if shareholders approve the plan of liquidation, any assets remaining in the Portfolio will automatically be transferred to the Replacement Portfolio on the Liquidation Date, to the extent not otherwise directed by contract owners.
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Please retain this supplement with your Prospectus for future reference.